UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 15, 2006

ZUMIEZ INC.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction of Incorporation)

000-51300	91-1040022
(Commission File Number)	(IRS Employer Identification No.)

6300 Merrill Creek Parkway, Suite B, Everett, Washington	98203
(Address of Principal Executive Offices)	(Zip Code)

(425) 551-1500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

This report on Form 8-K/A is being furnished solely to amend a report on Form 8-K that was previously furnished by Zumiez Inc. on November 16, 2006 (the “Original 8-K”).  The information in the Original 8-K was furnished under Item 7.01 (Regulation FD Disclosure) rather than under Item 2.02 (Results of Operations and Financial Condition).  This report on Form 8-K does not otherwise change or update any of the information previously reported in the Original 8-K or the press release attached as Exhibit 99.1 thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZUMIEZ INC.
(Registrant)

Date: January 5, 2007	By:	/s/ Richard M. Brooks
Richard M. Brooks
President and Chief Executive Officer